                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to
     Section 240.14a-12

                               ING PARTNERS, INC.
                (Name of Registrant as Specified in Its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     ___________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

(5)  Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ___________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

(3)  Filing Party:

     ___________________________________________________________________________

(4)  Date Filed:

     ___________________________________________________________________________

                               ING PARTNERS, INC.
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
              (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 262-3862

                                January 20, 2006

Dear Variable Contract Owner/Plan Participant:

     On behalf of the Board of Directors of ING Salomon Brothers Large Cap Growth Portfolio (the "Portfolio"), a series of ING Partners, Inc. ("IPI"), we are pleased to invite you to a special meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., Local time, on March 2, 2006 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Portfolio and to you as a shareholder.

     At the Special Meeting, shareholders of the Portfolio will be asked to (1) approve a new sub-advisory agreement between ING Life Insurance and Annuity Company ("ILIAC"), the Portfolio's investment adviser, and Salomon Brothers Asset Management Inc ("SaBAM"), the Portfolio's sub-adviser; and (2) approve a "Manager-of-Managers" arrangement for the Portfolio to permit ILIAC, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Directors of IPI, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     SaBAM has served as the Portfolio's sub-adviser since November 2004. Due to a change of control of SaBAM on November 30, 2005, the existing sub-advisory agreement with SaBAM terminated automatically, and SaBAM began serving as the Portfolio's sub-adviser pursuant to an interim sub-advisory agreement, dated December 1, 2005, that is currently in effect pending shareholder approval. If Proposal One is approved, SaBAM would continue to serve as the sub-adviser to the Portfolio under the proposed new sub-advisory agreement.

     Both Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Directors has concluded that the Proposals are in the best interests of the Portfolio and its shareholders and unanimously recommend that you vote "FOR" the Proposals.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 2, 2006.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ James M. Hennessy
                                        ----------------------------------------
                                        James M. Hennessy
                                        President and Chief Executive Officer

                               ING PARTNERS, INC.
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
              (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 262-3862

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
               OF ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
                           SCHEDULED FOR MARCH 2, 2006

To the Variable Contract Owners/Plan Participants:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of ING Salomon Brothers Large Cap Growth Portfolio, a series of ING Partners, Inc. ("IPI") is scheduled for March 2, 2006, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) To approve a new sub-advisory agreement for the Portfolio between ING Life Insurance and Annuity Company ("ILIAC"), the Portfolio's investment adviser, and Salomon Brothers Asset Management Inc ("SaBAM") under which SaBAM would continue as sub-adviser to the Portfolio, with no change in the investment adviser, sub-adviser or the overall management fee paid by the Portfolio to ILIAC; and

     (2) To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ILIAC, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Directors of IPI, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

     Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Special Meeting.

     Shareholders of record as of the close of business on December 7, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY, BUT IN NO EVENT LATER THAN MARCH 2, 2006, THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by (1) executing and submitting a new voting instruction card bearing a later date, (2) giving written notice of revocation to the Portfolio, or (3) voting in person at the Special Meeting.

                                        By Order of the Board of Directors,


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

Dated: January 20, 2006

                                 PROXY STATEMENT

                               ING PARTNERS, INC.
                 ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO
              (FORMERLY, ING ALGER CAPITAL APPRECIATION PORTFOLIO)

                                JANUARY 20, 2006

                            TOLL FREE: (800) 262-3862
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                           SCHEDULED FOR MARCH 2, 2006

                                   ----------

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

     The Board of Directors ("Board" or "Board of Directors") of ING Partners, Inc. ("IPI") is sending this Proxy Statement, the attached Notice of Special Meeting, and the enclosed Voting Instruction Card on or about January 20, 2006 to you and all other shareholders of record and contract holders and plan participants who have a beneficial interest in the Portfolio as of the close of business on December 7, 2005 of ING Salomon Brothers Large Cap Growth Portfolio (the "Portfolio"). The Board is soliciting your vote for a special meeting of shareholders ("Special Meeting") of the Portfolio.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about January 20, 2006 to all shareholders of record who are eligible to vote, to contract holders who are eligible to instruct the insurance company ("Insurance Company") through which they hold an interest in the Portfolio as to how to vote those shares, or to plan sponsors or plan participants eligible to vote or instruct the plan in how to vote shares. Shares of the Portfolio have been purchased by you through your qualified retirement plan or, at your direction by your Insurance Company, through its separate accounts ("Separate Accounts") to serve as an investment option under your variable contract or, if you are a qualified plan participant, through your qualified plan. Shareholders of record or contract holders holding an investment in shares of the Portfolio as of the close of business on December 7, 2005 ("Record Date") are eligible to vote or instruct their Insurance Company or plan trustee how to vote their shares.

     The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

CLASS                     SHARES OUTSTANDING
-----                     ------------------
Adviser Class (Class A)     2,229,196.9160

Service Class (Class S)     1,290,636.7400

Initial Class (Class I)     1,604,011.2950
                            --------------
TOTAL                       5,123,844.9510
                            ==============

     To the best of IPI's knowledge, as of December 7, 2005: (1) no person owned beneficially more than 5% of the outstanding shares of the Portfolio except as set out in APPENDIX A to this Proxy Statement; and (2) no Director or officer of the Portfolio owned beneficially more than 1% of the Portfolio's outstanding shares.

WHY IS THE SPECIAL MEETING BEING HELD?

     The Special Meeting is being held for the following purposes:

     1. To approve a new sub-advisory agreement ("Proposed Sub-Advisory Agreement") for the Portfolio between ING Life Insurance and Annuity Company ("ILIAC" or "Adviser"), the Portfolio's investment adviser, and Salomon Brothers Asset Management Inc ("SaBAM"), with no change in the Adviser, sub-adviser or the overall management fee paid by the Portfolio;

     2. To approve a "Manager-of-Managers" arrangement for the Portfolio to permit ILIAC, in its capacity as the Portfolio's investment adviser, subject to approval by the Board of Directors of IPI, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders; and

     3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the Proposals listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials, a booklet that includes the Proxy Statement and one Voting Instruction Card because you have the right to vote on these important Proposals concerning your investment in the Portfolio.

     The word "you" is used in this Proxy Statement to refer to the person who or entity that has voting rights in connection with the shares. For a pension plan, this usually means the trustee for the plan. Shares of the Portfolio are available as investment options in the variable annuity contract or variable life insurance contract issued by an Insurance Company ("Variable Contracts") to individuals, as well as sponsors of group pension and retirement plans. Shares of the Portfolio are also offered directly to the trustees and custodians of certain qualified retirement plans ("Qualified Plans"). Accordingly, the record owners of the Portfolio's shares are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts that are registered with the SEC ("Variable Contract Holders"), however, generally have the right to instruct the Insurance Company through which they hold an interest on how to vote their interests regarding the Proposals set forth in this Proxy Statement. For certain Qualified Plans, plan participants may provide instructions on how to vote shares. Therefore, references to "you" or "shareholders" throughout the proxy materials generally include shareholders of record and Variable Contract Holders, and may include plan participants.

HOW DO I VOTE?

     Variable Contract Holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope, or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card.

     Shares of the Portfolio are sold to Separate Accounts and are used to fund Variable Contracts. Variable Contract Holders who select the Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, an Insurance Company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions, with respect to Separate Accounts registered with the Securities and Exchange Commission ("SEC"), the Insurance Company will vote the shares attributable to those Variable Contract Holders for, against or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account. With respect to Portfolio shares held by unregistered Separate Accounts, the Insurance Company generally will only vote those Separate Account shares for which it receives instructions.

     Variable Contract Holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective Insurance Companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

     Shares of the Portfolio are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes the Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

     Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolio and the number of shares for which instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

     If a shareholder wishes to participate in the Special Meeting, he or she may submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, Insurance Companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Should shareholders require additional information regarding the proxy materials or require a replacement Voting Instruction Card, they may contact Shareholder Services toll-free at 1-800-262-3862. As explained below, any voting instruction given by a shareholder is revocable until the relevant proxy is voted at the Special Meeting.

WHO MAY CONTACT ME REGARDING THE PROPOSALS?

     In addition to solicitation by mail, certain officers and representatives of the Portfolio, officers and employees of ILIAC or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

     IPI also has retained Computershare Fund Services (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $5,500. As the date of the Special Meeting approaches, certain Portfolio shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolio. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

     In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail.

Subsequently, the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Voting Instruction Card, and ask for the shareholder's instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

     Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (866) 860-9353.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, and is scheduled for March 2, 2006 at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 262-3862 to ensure that sufficient accommodations are prepared.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

     Copies of the Portfolio's Semi-Annual Report for the period ended June 30, 2005, have previously been mailed to shareholders. The Portfolio's Annual Report for the fiscal year ended December 31, 2005 will be mailed to shareholders on or about February 24, 2006.

     You can obtain copies of the Semi-Annual Report of the Portfolio, and, when available, the Portfolio's Annual Report, upon request, without charge, by writing to the ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling (800) 262-3862. This Proxy Statement should be read in conjunction with the Annual or Semi-Annual Reports.

     Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 262-3862. Shareholder Services is open Monday through Friday from 9:00 a.m. - 7:00 p.m. Eastern time.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                  PROPOSAL ONE

                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS PROPOSAL ONE?

     Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ILIAC and SaBAM. SaBAM, a Delaware corporation, has managed ING Salomon Brothers Large Cap Growth Portfolio since November 8, 2004, under a sub-advisory agreement dated as of November 19, 2001, as amended on December 16, 2002, July 2, 2003 and May 1, 2004 and on November 8, 2004 (the "Former Agreement") to add the Portfolio as a series sub-advised by SaBAM. Prior to November 8, 2004, the Portfolio was managed by Fred Alger Management, Inc., and was known as ING Alger Capital Appreciation Portfolio. The Former Agreement was last approved by the Board on November 10, 2005. As ILIAC and the Portfolio were able to rely upon Manager-of-Managers relief in November 2004 in order to enter into the Former Agreement, shareholders were not asked to approve the Former Agreement.

     On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. ("Legg Mason"). As a result, SaBAM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. The Investment Company Act of 1940 (the "1940 Act") requires that an agreement under which an adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as defined in the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of the investment adviser's advisory agreements. The consummation of the transaction constituted a sale of a controlling block of voting securities of SaBAM, resulting in the assignment and automatic termination of the Portfolio's Sub-Advisory Agreement with SaBAM, effective November 30, 2005.

     In order for management of the Portfolio to continue uninterrupted after the sale, ILIAC entered into an interim sub-advisory agreement with SaBAM dated December 1, 2005 under which SaBAM continued to provide day-to-day management services to the Portfolio (the "Interim Agreement"). Under the Former and Interim Agreements, ILIAC paid to SaBAM, or placed in escrow for the benefit of SaBAM, $205,648 in sub-advisory fees for SaBAM's services to the Portfolio for the fiscal year ended December 31, 2005.

     At the meeting, shareholders will be asked to approve a new, permanent Sub-Advisory Agreement with SaBAM under which SaBAM would continue to serve as sub-adviser to the Portfolio (the "Proposed Sub-Advisory Agreement"). A copy of the Proposed Sub-Advisory Agreement is included as APPENDIX B to this Proxy Statement. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B. If approved by shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on April 1, 2006 and will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2007.

WHAT IS THE TRANSACTION?

     On June 23, 2005, Citigroup entered into a definitive agreement with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the "Transaction"). The Transaction was completed on December 1, 2005. As a result of the Transaction, SaBAM and certain investment advisers affiliated with SaBAM became wholly-owned subsidiaries of Legg Mason.

     In anticipation of the Transaction, members of the Board's Domestic Equity Investment Review Committee met with SaBAM representatives on July 20, 2005, and received a presentation regarding, among other things, the Transaction and its effect on SaBAM's services to the Portfolio. The Board subsequently met in person on September 15, 2005 to consider whether to approve the Proposed Sub-Advisory Agreement. As is discussed more fully below, the Board determined to approve the Interim Agreement and the Proposed Sub-Advisory Agreement, and to recommend that shareholders approve the Proposed Sub-Advisory Agreement, to assure continuity of investment advisory services to the Portfolio after the Transaction.

WHAT IS THE INTERIM AGREEMENT AND WHO IS THE PROPOSED SUB-ADVISER?

     The Interim Agreement was entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment adviser to enter into interim sub-advisory arrangements with a sub-adviser, prior to shareholder approval, provided that the conditions of Rule 15a-4 are met. Rule 15a-4 requires, among other things, that the interim contract have a duration of no greater than 150 days following the date on which the previous contract was terminated, and that the compensation to be received under the interim contract is no greater than that payable under the previous agreement.

     The Interim Agreement provides for compensation to be paid to SaBAM that does not exceed the compensation that had been payable to SaBAM under the Former Agreement, and that such compensation be held in an interest-bearing escrow account. Under the Interim Agreement's escrow provisions, compensation earned by SaBAM under the Interim Agreement would be paid to SaBAM only if the Proposed Sub-Advisory Agreement is approved by the Portfolio's shareholders. The escrow term under the Interim Agreement further provides that, if the Proposed Sub-Advisory Agreement is not approved by shareholders, SaBAM will be paid, from the escrow account, the lesser of (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account.

     The Interim Agreement will terminate automatically as of April 29, 2006, or on such earlier date on which ILIAC enters into the Proposed Sub-Advisory Agreements, provided that, in the latter case, Proposal One has been approved by the Portfolio's shareholders. The Interim Agreement was approved by the Board, including a majority of IPI's Directors who are not parties to the Interim Agreement, the Proposed Sub-Advisory Agreement or its Investment Advisory Agreement with ILIAC, nor are "interested persons" (as that term is defined under the 1940 Act) of any such party (the "Independent Directors"), at a meeting held on September 15, 2005. At that meeting, the Board, including a majority of the Independent Directors, also approved the Proposed Sub-Advisory Agreement and the solicitation of shareholders requesting that shareholders approve the Proposed Sub-Advisory Agreement.

     SaBAM is organized as a Delaware corporation. SaBAM currently has its principal offices located at 399 Park Avenue, New York, NY 10022. SaBAM has been registered as an investment adviser since 1987. SaBAM and its affiliates provide a broad range of equity and fixed-income investment management services to individuals and institutions, and, as of December 31, 2005, SaBAM managed over $88.6 million in assets. ILIAC paid $205,648 in sub-advisory fees to SaBAM for the fiscal year ended December 31, 2005.

     Prior to the consummation of the Transaction, which resulted in a change of control of SaBAM, SaBAM was an indirect, wholly-owned subsidiary of Citigroup Inc. As a result of the Transaction, SaBAM became a wholly-owned subsidiary of Legg Mason.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason's asset management operation had aggregate assets under management of approximately $397 billion, of which, approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates. As of

December 31, 2005, Legg Mason's asset management operation had aggregate assets under management of $830 billion, encompassing the assets of Legg Mason and its affiliates and including approximately $400 billion in managed assets acquired from Citigroup.

     See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of SaBAM. As of December 31, 2005, no Director or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of SaBAM.

     APPENDIX D sets forth the name of other investment companies with investment objectives and strategies similar to those adopted for the Portfolio, for which SaBAM acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2005.

HOW WILL THE PROPOSAL, IF APPROVED, AFFECT THE MANAGEMENT OF THE PORTFOLIO?

     As discussed above, SaBAM began to manage the Portfolio under the Interim Agreement on December 1, 2005. If the Proposed Sub-Advisory Agreement is approved, SaBAM would continue to serve as sub-adviser to the Portfolio, and provide day-to-day management of the Portfolio. ILIAC would continue to be responsible for monitoring the investment program and performance of SaBAM.

     The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy. Likewise, if Proposal One is approved and SaBAM is appointed as sub-adviser under the Proposed Sub-Advisory Agreement, the Portfolio would continue to be managed by Alan Blake. Mr. Blake is primarily responsible for the day-to-day management of the Portfolio. Mr. Blake is a Managing Director and Senior Portfolio Manager and he has been with SaBAM or its affiliates since 1991. He has more than 24 years of securities business experience.

HOW HAS SABAM PERFORMED IN THE PAST MANAGING THE PORTFOLIO AND ACCOUNTS SIMILAR TO THE PORTFOLIO?

     SaBAM would continue to manage the Portfolio in the same manner in which it currently manages the Portfolio. In addition, SaBAM manages the funds listed on APPENDIX D to this Proxy Statement in the same style as it manages the Portfolio.

     The tables below show the average annual total returns for the Portfolio's Service, Adviser and Initial Class shares for the periods ended December 31, 2005. Also shown is the performance of funds managed by SaBAM in the same style in which it manages the Portfolio. THIS INFORMATION IS DESIGNED TO DEMONSTRATE THE

HISTORICAL TRACK RECORD OF THE SABAM INVESTMENT TEAM WITH RESPECT TO THE PORTFOLIO AND SIMILARLY MANAGED ACCOUNTS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2005)

                                        1 YEAR   SINCE INCEPTION
                                        ------   ---------------
Service Class                            5.02%      12.02%
Adviser Class                            4.69%      11.75%
Initial Class                            5.24%      12.30%
Russell 1000 Growth Index                5.26%      12.42%(1)
S&P 500 Composite Stock Price Index      4.91%      14.29%(1)
Morningstar Large Growth Fund Average    6.46%      13.39%(1)

(1)  Since May 1, 2003.

     In the table above, the average annual total returns for each Class for the periods shown are compared with the Russell 1000 Growth Index, the S&P 500 Composite Stock Price Index and the Morningstar Large Growth Fund Average. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation. The S&P 500 Composite Stock Price Index is an unmanaged index of 500 widely-held stocks considered to be representative of the stock market in general. The Morningstar Large Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. The Service, Adviser and Initial Classes of the Portfolio commenced operations on May 1, 2003. Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. and was known as ING Alger Capital Appreciation Portfolio. On November 8, 2004, the Portfolio's strategy was changed to one of investing primarily in large-capitalization companies.

     The performance information shown does not reflect the impact of Qualified Plan or Variable Contract charges. If these charges were reflected, total returns would be lower.

     The performance data of comparable funds, below, is shown as of December 31, 2005, and excludes the effect of sales charges.

                                             SINCE INCEPTION
                                    1 YEAR     (ANNUALIZED)
                                    ------   ---------------
SMITH BARNEY LARGE CAPITALIZATION
   GROWTH FUND
(INCEPTION DATE: 8/29/97)            5.12%         8.47%

SALOMON LARGE CAP GROWTH FUND
(INCEPTION DATE: 10/25/99)           4.77%        -4.12%

SALOMON VARIABLE LARGE CAP
   GROWTH FUND
(INCEPTION DATE: 4/30/02)            5.23%         5.91%

USAZ SALOMON BROTHERS LARGE CAP
   GROWTH FUND
(INCEPTION DATE: 5/05)                N/A         11.88%

WM ADVISORS TRUST GROWTH FUND
(INCEPTION DATE: 4/05)                N/A         14.51%

WM ADVISORS VARIABLE TRUST
   GROWTH FUND
(INCEPTION DATE: 4/05)                N/A         14.69%

WILL THERE BE ANY CHANGES TO THE INVESTMENT STRATEGY OF THE PORTFOLIO?

     The Portfolio commenced operations on May 1, 2003, and SaBAM implemented the Portfolio's current strategy of investing primarily in large-capitalization companies when it was engaged as the Portfolio's sub-adviser, effective November 8, 2004, replacing Fred Alger Management, Inc. It is not anticipated that the manner in which the Portfolio is managed would change in connection with the engagement of SaBAM as the Portfolio's sub-adviser under the Proposed Sub-Advisory Agreement. Similarly, there was no change in strategy upon consummation of the Transaction and the implementation of the Interim Agreement.

     As stated in the Portfolio's prospectus mailed to you on or about May 2, 2005 or given to you when you purchased an interest in the Portfolio, the Portfolio normally invests at least 80% of its net assets in equity securities of large-cap companies and related investments. The Portfolio will provide at least 60 days' prior notice of any change in this investment policy. For purposes of the Portfolio's 80% policy, large cap companies are considered to be those with market capitalizations similar to companies in the Russell 1000 Index.

     The equity securities in which the Portfolio may invest include U.S. exchange traded and over-the-counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. In selecting investments on behalf of the Portfolio, SaBAM emphasizes individual security selection while diversifying the Portfolio's investments across industries, which may help to reduce risk. SaBAM attempts to identify established large capitalization companies with the highest growth potential. SaBAM then analyzes each company in detail, ranking its management, strategy and competitive market position. Finally, SaBAM attempts to identify the best values available among the growth companies listed.

     In selecting individual companies for investment, SaBAM considers:

          -    favorable earnings prospects;

          -    technological innovation;

          -    industry dominance;

          -    competitive producers and services;

          -    global scope;

          -    long-term operating history;

          - consistent and sustainable long-term growth in dividends and earnings per share;

          -    strong cash flow;

          -    high return on equity;

          -    strong financial condition; and

          -    experienced and effective management.

     The Portfolio may invest up to 10% of its net assets in the securities of foreign issuers directly or in the form of depositary receipts representing an interest in those securities. The Portfolio may maintain up to 20% of its assets in money market instruments and/or cash to pay expenses and meet redemption requests. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be large-capitalization companies.

WHAT ARE THE KEY RISKS ASSOCIATED WITH THE INVESTMENT STRATEGY EMPLOYED BY
SABAM?

     You could lose money on an investment in the Portfolio. The Portfolio may be affected by the following risks, among others:

     ACTIVE OR FREQUENT TRADING RISK - The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

     CONVERTIBLE SECURITIES RISK - The market value of convertible securities in which the Portfolio may invest tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

     CREDIT RISK - An issuer in which the Portfolio invests may be unable to make principal and interest payments when due.

     EMERGING MARKETS RISK - Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging market countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described below are heightened when investing in emerging markets countries.

     FOREIGN MARKETS RISK - Investment in foreign securities involves risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

     GROWTH STOCK RISK - Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

     INTEREST RATE RISK - The Portfolio's investment in debt securities involves risks relating to interest rate movement. If interest rates go up, the value of any debt securities held by the Portfolio will decline. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

     MARKET AND COMPANY RISK - The value of the securities in which the Portfolio invests may decline due to changing economic, political or market conditions in the U.S. or abroad, changes in investor psychology, heavy institutional selling, or due to the financial condition of the company that issued the security.

     OVER-THE-COUNTER INVESTMENT RISK - Equity securities that are traded over the counter may be more volatile than exchange-listed securities and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

     SMALL- AND MID-CAPITALIZATION COMPANY RISK - Investment in small- and mid-capitalization companies involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

     STOCK RISK - Stock prices have historically risen and fallen in periodic cycles. Recently, U.S. stock markets and certain foreign stock markets have experienced substantial price volatility.

WHAT ENTITY SERVES AS THE PORTFOLIO'S ADVISER?

     ILIAC, whose principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156, is a Connecticut insurance corporation that serves as the investment adviser to the Portfolio. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ILIAC.

     ILIAC is registered with the SEC as an investment adviser. ILIAC is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 1077 ZZ Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 113,000 employees. As of December 31, 2005, ILIAC managed just over $11 billion in assets.

     The Investment Advisory Agreement between IPI and ILIAC, dated August 25, 1997, as amended and restated on May 1, 2003, as amended (the "Investment Advisory Agreement") was last renewed by the Board, including a majority of the Independent Directors, on November 10, 2005, and was approved by a majority of the shareholders of the Portfolio at a special meeting of the Portfolio's shareholders on November 14, 2000 in connection with a change of control related to ILIAC. The Investment Advisory Agreement was most recently approved by written consent of the sole shareholder on August 31, 2005, when a new class of shares was added to certain series of IPI.

     On February 4, 2004, the Board, including a majority of the Independent Directors, approved an amendment dated May 1, 2004 to the Investment Advisory Agreement that revised the fee schedule to reflect a change in the sub-adviser to one series of IPI and to reduce the advisory fee payable by one series. On November 19, 2003, the Board, including a majority of the Independent Directors, approved an amendment dated September 1, 2004 to the Investment Advisory Agreement that added four new series. On August 13, 2004, the Board, including a majority of the Independent Directors, approved an amendment dated November 1, 2004 to the Investment Advisory Agreement that added a new series of IPI as well as a new term that provides that any fees for memberships in professional organizations that are paid by a series of IPI must first be approved by the Board. On November 16, 2004, the Board, including a majority of the Independent Directors, approved an amendment dated December 1, 2004 to the Investment Advisory Agreement that added new series of IPI.

     The Portfolio paid $404,582 in advisory fees to ILIAC for the fiscal year ended December 31, 2005.

WHAT ARE THE TERMS OF THE INVESTMENT ADVISORY AGREEMENT WITH ILIAC?

     The Investment Advisory Agreement between ILIAC and IPI requires ILIAC to oversee the provision of all investment advisory services to the Portfolio. The Investment Advisory Agreement requires ILIAC to, among other duties: supervise all aspects of the operations of IPI and its series; select the securities to be purchased, sold or exchanged by IPI's series, including the Portfolio; and formulate and implement continuing programs for the purchase and sale of securities by the Portfolio and IPI's other series. The Investment Advisory Agreement permits ILIAC, subject to the approval of the Board, to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ILIAC, as the Adviser, is required to monitor the investment programs of the sub-advisers to its series. If the Proposed Sub-Advisory Agreement is approved, ILIAC would continue to oversee the investment management services of SaBAM.

     The Investment Advisory Agreement provides that ILIAC is liable and shall indemnify IPI for any losses incurred by IPI to the extent that such losses resulted from an act or omission on the part of ILIAC or its officers, directors or employees that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by ILIAC of its duties under the Investment Advisory Agreement. After an initial two-year term, the Investment Advisory Agreement continues in effect with respect to a series from year to year, so long as such continuance is specifically approved at least annually by (1) the Board or (2) the vote of a "majority" (as defined in the 1940 Act) of the Portfolio's outstanding shares; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Investment Advisory Agreement nor "interested persons" (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Investment Advisory Agreement provides that the Adviser is paid an advisory fee at an annual rate of 0.64% of the Portfolio's average daily net assets. This fee rate was put into place for the Portfolio, effective December 1, 2004. Prior to that date, the Portfolio paid advisory fees at an annual rate of 0.70%, computed as a percentage of average daily net assets.

     The Investment Advisory Agreement will not be affected by the vote on the Proposed Sub-Advisory Agreement that is the subject of this Proxy Statement. Entering into the Proposed Sub-Advisory Agreement will not result in a change in the overall management fees payable by the Portfolio. ILIAC, and not the Portfolio, will bear the expense of the services to be provided by SaBAM.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The material terms of the Proposed Sub-Advisory Agreement are identical to those of the Former Agreement, with the exception of the effective dates and the initial terms of each Agreement. In addition, the material terms of the Proposed Sub-Advisory Agreement and Interim Agreement are identical, except that: (1) their effective dates, durations, and termination provisions differ; and (2) as discussed above, the Interim Agreement contains a provision stating that compensation earned by SaBAM under the Interim Agreement will be held in an interest-bearing escrow account and payable only after the Proposed Sub-Advisory Agreement is approved by Portfolio shareholders.

     Under the Proposed Sub-Advisory Agreement, as was the case under the Interim and Former Agreements, SaBAM, subject to the supervision and control of the Board and ILIAC, acts as the Portfolio's sub-adviser and supervises and directs the Portfolio's investments. Under each of these Agreements, SaBAM obtains and evaluates information it deems necessary or useful in the discharge of its obligations to the Portfolio, and formulates and implements a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions, as provided in the Portfolio's Prospectus and Statement of Additional Information, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended.

     Under the Proposed Sub-Advisory Agreement, the fees payable to SaBAM, which would continue to be paid by ILIAC to SaBAM and not by the Portfolio, will not increase the overall management fee of the Portfolio. The sub-advisory fee payable under the Former and Interim Agreements and the Proposed Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio's average daily net assets, in accordance with the schedule set out below. For purposes of calculating fees under each such Agreement, the assets of the Portfolio are aggregated with the assets of the ING Salomon Brothers Aggressive Growth Portfolio ("Aggressive Growth"), another series of IPI.

                            SUB-ADVISORY FEE SCHEDULE

0.35% on combined assets of the Portfolio and Aggressive Growth below $500 million;
0.30% on combined assets of these Portfolios from $500 million to $2 billion; 0.25% on combined assets of these Portfolios in excess of $2 billion

     The following table reflects the fees paid by ILIAC to SaBAM, or escrowed on behalf of SaBAM, for services rendered with respect to the Portfolio for the period from January 1, 2005 to December 31, 2005.

                                 FEE PAID TO SABAM
PORTFOLIO                             IN 2005
---------                        -----------------
ING Salomon Brothers Large Cap
Growth Portfolio                      $205,648

     The sub-advisory fee payable by ILIAC to SaBAM under the Former and Interim Agreements would remain at the same level under the Proposed Sub-Advisory Agreement. For its fee, SaBAM would continue to furnish, at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the Proposed Sub-Advisory Agreement.

     Each of the Former and Interim Agreements, as well as the Proposed Sub-Advisory Agreement, provides that none of SaBAM nor any of its directors, officers, employees or agents shall be liable to the Adviser or IPI for any loss or expense suffered by the Adviser or IPI resulting from its acts or omissions as sub-adviser to the Portfolios, except for losses or expenses to the Adviser or IPI resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, SaBAM's duties under the Agreement.

     The Proposed Sub-Advisory Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days prior written notice to the sub-adviser. This Agreement may also be terminated by ILIAC: (1) on at least 120 days prior written notice to SaBAM, without the payment of any penalty; (2) upon material breach by SaBAM of any of its representations and warranties under the Agreement, if the breach is not cured within a 20-day period after notice of the breach; or (3) if SaBAM becomes unable to discharge its duties and obligations under the Agreement. SaBAM may terminate the Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to ILIAC. The Proposed Sub-Advisory Agreement terminates automatically in the event of its assignment or upon termination of the Investment Advisory Agreement between IPI and ILIAC.

     The Proposed Sub-Advisory Agreement was approved with respect to the Portfolio by the Board, including a majority of the Independent Directors, on September 15, 2005.

WHAT IS THE REQUIRED VOTE?

     Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the shares of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL ONE?

     If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the Interim Agreement. If this happens, the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

     At a meeting of the Board held on September 15, 2005, the Board, including a majority of the Independent Directors, determined to appoint SaBAM as sub-adviser to the Portfolio under the Interim Agreement and the Proposed Sub-Advisory Agreement. In determining whether to approve the Proposed Sub-Advisory Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with SaBAM included the following: (1) a memorandum discussing the change of control of SaBAM and the resulting assignment and automatic termination of the Former Agreement; (2) responses from SaBAM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Directors;
(3) supporting documentation, including a copy of the form of Proposed Sub-Advisory Agreement with SaBAM on behalf of the Portfolio; and (4) other information relevant to the Board's evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the

Board by SaBAM in connection with its management of Funds in the ING Funds complex, including the Portfolio and ING Salomon Brothers Aggressive Growth Portfolio, each a series of IPI; and ING Salomon Brothers Investors Portfolio and ING Salomon Brothers All Cap Portfolio, each a series of ING Investors Trust, a registered investment company managed by an affiliate of ILIAC. Such information included, among other things: (1) detailed analysis of Portfolio performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to IPI's Domestic Equity Investment Review Committee, at the Committee's July 20, 2005 meeting, from SaBAM representatives regarding the change of control of SaBAM.

     The Board's consideration of whether to approve the Proposed Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) ILIAC's view with respect to SaBAM's management of the Portfolio;
(2) the nature and quality of the services to be provided by SaBAM under the Proposed Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of SaBAM after the consummation of the Transaction, including SaBAM's representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by SaBAM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Portfolio, or the projected profitability of the SaBAM or ILIAC, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by ILIAC would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of ILIAC and would not affect the advisory fee payable by the Portfolio to ILIAC; (6) SaBAM's representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of SaBAM to provide those services; (7) SaBAM's operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolio and other Funds in the ING Funds complex; and
(8) SaBAM's Code of Ethics, which has previously been approved for the Portfolio and other ING Funds, and related procedures for complying with that Code.

     After its deliberation, the Board reached the following conclusions: (1) SaBAM should be appointed as the Portfolio's sub-adviser under the Interim Agreement and the Proposed Sub-Advisory Agreement and continue to provide advisory services to the Portfolio; (2) the Proposed Sub-Advisory Agreement should be submitted to shareholders for approval; and (3) the sub-advisory fee rate payable by ILIAC to SaBAM is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Portfolio's more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Investment Advisory Agreement in November 2005.

     Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review and after considering ILIAC's recommendation, the Board concluded that engaging SaBAM as sub-adviser would be in the best interests of the Portfolio and its shareholders. The Board then approved the Proposed Sub-Advisory Agreement and directed that the Proposed Sub-Advisory Agreement be submitted to shareholders for approval. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal One to approve the Proposed Sub-Advisory Agreement.

                                  PROPOSAL TWO

                       APPROVAL OF A "MANAGER-OF-MANAGERS"
             ARRANGEMENT FOR THE PORTFOLIO TO PERMIT ILIAC TO ENTER
              INTO, OR MATERIALLY AMEND, THE SUB-ADVISORY AGREEMENT
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

WHAT IS PROPOSAL TWO?

     Investment management services are currently being provided to the Portfolio by ILIAC pursuant to the Investment Advisory Agreement. Subject to the supervision and approval of the Board and approval of the shareholders of the Portfolio, ILIAC is responsible for managing the assets of the Portfolio and is permitted, under the terms of the Investment Advisory Agreement, to engage sub-advisers to provide portfolio management services to its series, including the Portfolio. If ILIAC delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.

     Under the Investment Advisory Agreement, ILIAC supervises all aspects of the Portfolio's operations; monitors SaBAM's investment program for the Portfolio and its compliance program to ensure that the Portfolio's assets are managed in compliance with the Portfolio's investment objectives and policies; reviews all data and financial reports prepared by SaBAM to assure that they are in compliance with applicable legal requirements; establishes and maintains regular communications with SaBAM; and oversees all matters relating to the purchase and sale of the Portfolio's investment securities, corporate governance, third-party contracts and regulatory compliance reports. In its capacity as investment adviser to the Portfolio, ILIAC also oversees and monitors the performance of SaBAM and other sub-advisers to IPI's series, and is responsible for determining whether to recommend to the Board that a particular sub-advisory agreement for a series be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a series.

     The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Portfolio. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement with respect to one of IPI's series, including the Portfolio, must also be presented for approval by the series' shareholders under the 1940 Act. The SEC has issued an exemptive order (the "Order") permitting ILIAC and certain of its affiliates to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of Independent Directors) but without obtaining shareholder approval. A fund operating in this manner is commonly referred to as a "Manager-of-Managers" fund. ILIAC and the Portfolio can operate the Portfolio as a Manager-of-Managers fund in reliance upon the exemptive order only if, among other things, the Portfolio's shareholders have approved the Manager-of-Managers arrangement.

     Prior to certain substitution transactions that took place in December 2004, the Portfolio was able to rely on IPI's Manager-of-Managers relief that it obtained under the Order. However, as a condition of these substitutions, the ability of the Portfolio to rely on this Manager-of-Managers relief must be re-submitted to shareholders of the Portfolio for their consideration. Shareholders are therefore being asked to approve operation of the Portfolio as a Manager-of-Managers fund. If Proposal Two is approved, ILIAC, as investment adviser to the Portfolio, will be permitted to enter into sub-advisory agreements with respect to the Portfolio, or to materially modify certain sub-advisory agreements with prior approval by the Board, but without such sub-advisory agreements being approved by the shareholders of the Portfolio. The Manager-of-Managers arrangement has previously been implemented by other funds in the ING Family of Funds, and, as discussed above, was in place for the Portfolio prior to December 2004.

WHAT IS THE PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT?

     On May 24, 2002, the SEC issued the Order permitting ILIAC, with the approval of the Board, to enter into or materially modify sub-advisory agreements with an unaffiliated sub-adviser without requiring shareholder approval. The Portfolio and ILIAC anticipate that this relief would benefit shareholders to the extent that it will give the Portfolio and ILIAC additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. The Portfolio will continue to obtain shareholder approval of a sub-advisory agreement with a portfolio manager considered to be an "affiliated person," as defined in the 1940 Act, of the Portfolio or ILIAC, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board and ILIAC would not be able to materially amend the Investment Advisory Agreement without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

     The Order also permits the Portfolio to disclose in its registration statement the aggregate compensation paid to sub-advisers, without disclosing separately the precise amount of fees paid to each sub-adviser. Many sub-advisers charge for advisory services according to a predetermined fee schedule. While sub-advisers may be willing to negotiate fees lower than the predetermined fees, particularly with large institutional clients, they are reluctant to do so where the fees are disclosed to other prospective and existing customers. The ability to disclose the aggregate amount of sub-advisory fees paid to all sub-advisers, rather than to each sub-adviser, would encourage sub-advisers to negotiate lower portfolio management fees with ILIAC. Despite this relief, the ING Funds have nonetheless followed a practice of disclosing the fee paid to sub-advisers.

     In October of 2003, the SEC proposed a new rule with respect to certain sub-advisory contracts that would grant relief similar to the relief provided by the Order. If the proposed rule is adopted, the Portfolio and ILIAC anticipate relying on the new rule. Moreover, the Portfolio and ILIAC may in the future seek SEC exemptive relief or rely on relief obtained by an affiliate or rely on any further SEC rule, which would permit ILIAC to enter into new or to materially modify sub-advisory agreements with Affiliated Sub-Advisers without obtaining shareholder approval. In addition to seeking approval of the Manager-of-Managers arrangement granted under the Order, we are seeking shareholder approval to also apply the Manager-of-Managers arrangement to Affiliated Sub-Advisers, subject to necessary regulatory relief. The Portfolio has not applied for such relief and there is no guarantee such relief would be granted if applied for.

     The Manager-of-Managers arrangement will enable the Portfolio to operate with greater efficiency by allowing ILIAC to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-advisory agreements.

WHAT ARE THE CONDITIONS OF THE EXEMPTIVE RELIEF GRANTED PURSUANT TO THE ORDER?

     Under the terms of the Order, the Portfolio and ILIAC are, and would continue to be, subject to several conditions imposed by the SEC. For instance, as requested in this Proposal, shareholder approval is required before ILIAC and the Portfolio may implement the arrangement described above permitting ILIAC to enter into or materially amend sub-advisory agreements. In addition, the Portfolio must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with an Affiliated Sub-Adviser, unless under subsequent regulations the Adviser would be permitted to enter into or amend sub-advisory relationships with Affiliated Sub-Advisers without obtaining shareholder approval. Further, under the conditions of the Order, within 90 days of the hiring of a new sub-adviser, the Portfolio's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would otherwise be contained in a proxy statement, except as modified to permit aggregate fee disclosure about the sub-advisory fee. In addition, in order to rely on the Manager-of-Managers relief, a majority of the Board must consist of Independent Directors and the nomination of new or additional Independent Directors must be at the discretion of the then existing Independent Directors. The Order also requires ILIAC to provide the Board, no less frequently than quarterly, information about ILIAC's profitability on a per fund basis, which reflects the impact on ILIAC's profitability of the hiring or terminating of any sub-adviser during the applicable quarter.

WHAT IS THE REQUIRED VOTE?

     Approval of Proposal Two by the Portfolio's shareholders requires an affirmative vote of the lesser of (1) 67% or more of the Portfolio's shares present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE PROPOSAL TWO?

     If shareholders of the Portfolio do not approve the Manager-of-Managers arrangement, it will not be implemented and the Portfolio will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Portfolio or any material changes to sub-advisory agreements.

WHAT ARE THE FACTORS CONSIDERED BY THE BOARD?

     In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangement to shareholders, the Board, including a majority of the Independent Directors, considered certain information and representations provided by ILIAC. Further, the Independent Directors were advised by independent legal counsel with respect to these matters. At the September 15, 2005 meeting, the Board voted to submit Proposal Two to shareholders of the Portfolio.

     After carefully considering the Portfolio's contractual arrangement under which ILIAC has been engaged as an investment adviser, and ILIAC's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by ILIAC. The Board also believes that this approach would be consistent with shareholders' expectations that ILIAC will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

     The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Directors, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, ILIAC and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

     The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by the Portfolio to ILIAC. When engaging sub-advisers and entering into sub-advisory agreements, ILIAC has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by ILIAC and not by the Portfolio. Therefore, any fee reduction or increase negotiated by ILIAC may be either beneficial or detrimental to ILIAC. The fees paid by the Portfolio to ILIAC and the fees paid by ILIAC to the sub-adviser are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in the investment advisory fee paid to ILIAC by the Portfolio would continue to require shareholder approval. If shareholders approve Proposal Two, ILIAC, pursuant to the Investment Advisory Agreement and other agreements, has represented to the Board it will continue to provide the same level of management and administrative services to the Portfolio as it is currently providing.

     The Board concluded that it is appropriate and in the best interests of the Portfolio's shareholders to provide ILIAC and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Portfolio to operate more efficiently. Currently, to appoint a sub-adviser to the Portfolio or to materially amend a sub-advisory agreement, IPI must call and hold a shareholder meeting of the Portfolio, create and distribute proxy materials, and solicit proxy votes from the Portfolio's shareholders. In addition, if a sub-adviser to the Portfolio is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with ILIAC, IPI currently must seek approval of a new sub-advisory agreement from shareholders of the Portfolio, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, ILIAC and the Board would be able to act more quickly to appoint a sub-adviser with less expense when the Board and ILIAC believe that the appointment would benefit the Portfolio.

WHAT IS THE RECOMMENDATION OF THE BOARD?

     Based on its review and considerations described above, the Board has determined that approving the Manager-of-Managers arrangement is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors and such other factors and information it considered relevant, the Board, including all of the Independent Directors present at the September 15, 2005 meeting, unanimously approved the new Manager-of-Managers arrangement and voted to recommend its approval to shareholders of the Portfolio. The Board is recommending that shareholders of the Portfolio vote "FOR" Proposal Two.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

     The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Senior Vice President and Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the Proposals, your proxies will vote on the Proposals as recommended by the Board, except as described under "What are the voting rights and the quorum requirements?"

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

     If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee authorizing you to vote and indicating that you are the beneficial owner of the shares on the Record Date.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     December 7, 2005 has been chosen by the Board as the Record Date. Each share of each class of the Portfolio on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournment(s) thereof with respect to their shares owned as of the Record Date. The presence in person or by proxy of shareholders owning a majority of the Portfolio's outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

     An Insurance Company will vote shares of the Portfolio held by its Separate Accounts in accordance with instructions received from the Variable Contract Holders. If a Variable Contact Holder executes and returns a Voting Instruction Card but fails to indicate how the vote should be cast, the proxy will be voted in favor of the Proposals. An Insurance Company will also vote shares of the

Portfolio held in SEC-registered separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in Separate Accounts for which it has received instructions. With respect to Portfolio shares held by the Insurance Company in unregistered separate accounts, the Insurance Company generally will only vote those separate account shares for which it receives instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's Separate Accounts.

     In the event that a quorum of shareholders is not represented at the Special Meeting, the meeting may be adjourned by a majority of the Portfolio's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IPI a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholder under the Voting Instruction Card. In the absence of voting directions under any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

     ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser, serves as the administrator to the Portfolio. ING Funds Services receives an administrative services fee from the Portfolio equal to 0.20%, computed as a percentage of the Portfolio's average daily net assets. ING Funds Services' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. ING Funds Services received $126,432 for its services to the Portfolio for the fiscal year ended December 31, 2005.

     ING Financial Advisers, LLC ("IFA") is the principal underwriter and distributor of the Portfolio. IFA's principal offices are located at 151 Farmington Avenue, Hartford, Connecticut 06516. IFA is a subsidiary of ILIAC and an indirect, wholly-owned subsidiary of ING Groep and an affiliate of the Adviser. IFA received $72,124 for its services to the Portfolio for the fiscal year ended December 31, 2005.

     The Portfolio anticipates that ING Funds Services and IFA will continue to provide administrative and distribution services, respectively, following the approval of the Proposed Sub-Advisory Agreement.

     During the fiscal year ended December 31, 2005, the Portfolio did not pay any commissions to affiliated broker-dealers.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. SaBAM and/or an affiliate of SaBAM will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

     The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU ALSO MAY VOTE VIA TELEPHONE OR VIA THE INTERNET. PLEASE FOLLOW THE VOTING INSTRUCTIONS AS OUTLINED ON YOUR VOTING INSTRUCTION CARD.


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

January 20, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

          BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE PORTFOLIO
                             AS OF DECEMBER 7, 2005

                                         PERCENT OF
NAME AND ADDRESS OF                    CLASS AND TYPE   PERCENTAGE OF
SHAREHOLDER                            OF OWNERSHIP*      PORTFOLIO
-------------------                   ---------------   -------------
ReliaStar Life Insurance Co.          86.55%, Class A       37.67%
Attn Jill Barth Conveyor TN41           Beneficial
151 Farmington Ave.
Hartford CT 06156-0001

ReliaStar Life Ins. Co. of New York   12.34%, Class A        5.37%
151 Farmington Ave.                     Beneficial
Hartford CT 06156-0001

ING Life Insurance & Annuity Co.      99.99%, Class S       56.36%
Attn Valuation Unit-TN41              99.65%, Class I
151 Farmington Ave                      Beneficial
Hartford CT 06156-0001

* EACH OF THESE ENTITIES IS THE SHAREHOLDER OF RECORD AND MAY BE DEEMED TO BE THE BENEFICIAL OWNER OF THE SHARES LISTED FOR CERTAIN PURPOSES UNDER THE SECURITIES LAWS, ALTHOUGH IN CERTAIN INSTANCES THEY MAY NOT HAVE AN ECONOMIC INTEREST IN THESE SHARES AND WOULD, THEREFORE, ORDINARILY DISCLAIM ANY BENEFICIAL OWNERSHIP THEREIN.

                                   APPENDIX B

                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                                     BETWEEN

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                      SALOMON BROTHERS ASSET MANAGEMENT INC

     INVESTMENT SUB-ADVISORY AGREEMENT, made as of the 1st day of December, 2005, between ING Life Insurance and Annuity Company (the "Adviser"), an insurance corporation organized and existing under the laws of the State of Connecticut, and Salomon Brothers Asset Management Inc (the "Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 2003 (the "Advisory Agreement") with ING Partners, Inc. (the "Company"), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, the Company is and will continue to be a series fund having two or more investment Portfolios, each with its own assets, investment objectives, policies and restrictions; and

     WHEREAS, the Company offers the separate series listed on SCHEDULE A attached hereto (the "Initial Portfolios") and the Company may, from time to time, offer shares representing interests in one or more additional series (the "Additional Portfolios"); and

     WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies,
(2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser's affiliates; and

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"); and

     WHEREAS, the Company's Board of Directors (the "Board") and the Adviser desire to retain the Sub-Adviser as sub-adviser for the separate series listed on SCHEDULE A attached hereto (each a "Portfolio", collectively referred to hereinafter as the "Portfolios"), to furnish certain investment advisory services to the Adviser and the Company and the Sub-Adviser is willing to furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Adviser hereby appoints the Sub-Adviser to act as the investment adviser and manager with respect to each Portfolio of the Company set forth on SCHEDULE A hereto (collectively, the "Portfolios") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Company designates one or more series (other than the Portfolios) with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

2. DUTIES OF THE SUB-ADVISER

     A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall act as the investment Sub-Adviser and shall supervise and direct the investments of the Portfolios in accordance with its investment objective, policies, and restrictions as provided in the Company's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as the Company may impose by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio's investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("Code"). To implement its duties, the Sub-Adviser is hereby authorized to:

          (i) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

          (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

     B. SUB-ADVISER UNDERTAKINGS. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Company's Articles of Incorporation, By-Laws, and current Prospectus and with the written instructions and directions of the Board and the Adviser. The Sub-Adviser hereby agrees to:

          (i) regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Sub-Adviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolios and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolios, as may reasonably be requested by the Board or the Adviser and agreed to by the Sub-Adviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

          (ii) consult with the Company's pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available;

          (iii) provide any and all information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the

               Portfolios which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Sub-Adviser's similarly managed accounts, for inclusion in the Company's Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

          (iv) establish appropriate personal contacts with the Adviser and the Company's Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

          (v) execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolios, provided that the Sub-Adviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Adviser and/or the Portfolios' agent and attorney-in-fact.

     C. The Sub-Adviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

     D. The Sub-Adviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Sub-Adviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolios, in the name of each Portfolio or their nominees, the Sub-Adviser shall use its best efforts to obtain for each Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

     Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolios to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to the Portfolios or its other advisory clients. To the extent authorized by said Section 28(e) and the Adviser and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

     E. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, and subject to the Adviser approval of the Sub-Adviser procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Portfolio and to its other clients.

     F. With respect to the provision of services by the Sub-Adviser hereunder, the Sub-Adviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

     G. The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolios, and does not have access to all of the Company's books and records necessary to perform certain compliance testing. However, to the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement, the Sub-Adviser shall perform compliance testing with respect to the Portfolios based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions. The Adviser or Administrator shall promptly provide the Sub-Adviser with copies of the Company's Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolios and any amendments or revisions thereto.

     H. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of each Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolios may be invested. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

     For as long as this Agreement is in effect, Sub-Adviser hereby authorizes Adviser to use Sub-Adviser's name and any applicable trademarks in the Company's Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolios. Upon termination of this Agreement, the Company shall as soon as it is reasonably possible cease the use of the Sub-Adviser's name and any applicable trademarks.

     J. During the term of this Agreement, the Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Sub-Adviser in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects within three business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Sub-Adviser in any way are consistent with the prospectus and those materials previously approved by the Sub-Adviser.

3. COMPENSATION OF SUB-ADVISER. The Adviser will pay the Sub-Adviser, with respect to each Portfolio, the compensation specified in APPENDIX A to this Agreement. Payments shall be made to the Sub-Adviser on the second day of each month; however, this advisory fee will be calculated based on the daily average value of the aggregate assets of all Portfolios subject to the Sub-Adviser's management and accrued on a daily basis. Compensation for any partial period shall be pro-rated based on the length of the period.

4. LIABILITY OF SUB-ADVISER. Neither the Sub-Adviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Sub-Adviser to the Portfolios, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Sub-Adviser's duties under this Agreement. Neither the Sub-Adviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Sub-Adviser under this Agreement.

5. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Portfolios and the Company are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Sub-Adviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolios, except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act of 1940, as amended. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6. ADVISER OVERSIGHT AND COOPERATION WITH REGULATORS. The Adviser and Sub-Adviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Sub-Adviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Sub-Adviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Sub-Adviser or Adviser.

7. RECORDS. The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Sub-Adviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Sub-Adviser to retain such records (either in original or in duplicate form) as it shall reasonably require. In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Sub-Adviser free from any claim or retention of rights therein; provided however, that the Sub-Adviser may retain copies thereof. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party's (or any Sub-Adviser's) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

8. DURATION OF AGREEMENT. This Agreement shall become effective with respect to each Initial Portfolio on the later of the date of its execution or the date of the commencement of operations of the Initial Portfolio and with respect to any Additional Portfolio, on the later of the date Schedule A is amended to reflect such Additional Portfolio in accordance with Paragraph 14 of the Agreement or the date of the commencement of operations of the Additional Portfolio. Unless terminated in accordance with Paragraph 12 below, the Agreement shall remain in full force and effect until NOVEMBER 30, 2007 with respect to each Initial Portfolio and, with respect to each Additional Portfolio, for two years from the date on which such Portfolio becomes a Portfolio hereunder. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to each Portfolio so long as such continuance with respect to such Portfolio is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

9. REPRESENTATIONS OF SUB-ADVISER. The Sub-Adviser represents, warrants, and agrees as follows:

     A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
     (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with copy of such code of ethics, together with evidence of its adoption.

     C. The Sub-Adviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10. PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER. The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     A. The Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. The Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. The portfolio manager of the Portfolios changes or there is otherwise a "change in control" (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Sub-Adviser.

11. PROVISION OF CERTAIN INFORMATION BY THE ADVISER. The Adviser will promptly notify the Sub-Adviser in writing of the occurrence of any of the following events:

     A. The Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     B. The Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

     C. A controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12. TERMINATION OF AGREEMENT. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Sub-Adviser, without the payment of any penalty; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective with respect to a Portfolio until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval, and if required under the 1940 Act a majority of the outstanding voting securities of that Portfolio.

14. APPROVAL, AMENDMENT OR TERMINATION. Any approval, amendment or termination of this Agreement with respect to a Portfolio will not require the approval of any other Portfolio or the approval of a majority of the outstanding voting securities of the Company, unless such approval is required by applicable law.

15. MISCELLANEOUS.

     A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

     B. CAPTIONS. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of each

     Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

     D. INTERPRETATION. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

     E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                        ING LIFE INSURANCE AND ANNUITY COMPANY


                                        By:
                                            ------------------------------------
                                            Laurie M. Tillinghast
                                            Vice President


                                        SALOMON BROTHERS ASSET MANAGEMENT INC


                                        By:
                                            -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

                               AMENDED SCHEDULE A

                                       TO

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                      SALOMON BROTHERS ASSET MANAGEMENT INC

PORTFOLIOS

ING Salomon Brothers Aggressive Growth Portfolio
ING Salomon Brothers Large Cap Growth Portfolio

                               AMENDED APPENDIX A

                                       TO

                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     ING LIFE INSURANCE AND ANNUITY COMPANY
                                       AND
                      SALOMON BROTHERS ASSET MANAGEMENT INC

PORTFOLIOS                                       ANNUAL SUB-ADVISER FEE
----------                                       ----------------------
                                         (AS A PERCENTAGE OF AVERAGE DAILY NET
                                         ASSETS)

ING Salomon Brothers Aggressive Growth   0.35% on combined assets of these
Portfolio                                Portfolios below $500 million;

ING Salomon Brothers Large Cap Growth    0.30% on combined assets of these
Portfolio                                Portfolios from $500 million to $2 billion;

                                         0.25% on combined assets of these
                                         Portfolios in excess of $2 billion

                                   APPENDIX C

     PRINCIPAL EXECUTIVE OFFICERS OF ING LIFE INSURANCE AND ANNUITY COMPANY
                              151 FARMINGTON AVENUE
                           HARTFORD, CONNECTICUT 06156

                                 NAME AND TITLE
                             Brian Comer - President
                     Sue A. Collins - Senior Vice President
                    Shaun P. Mathews - Senior Vice President
                   Stephen J. Preston - Senior Vice President
                  Jacques de Vaucleroy - Senior Vice President
                 David A. Wheat - Senior Vice President and CFO
                      Boyd G. Combs - Senior Vice President
                        Paula Cludray-Engelke - Secretary

               PRINCIPAL EXECUTIVE OFFICERS OF ING PARTNERS, INC.
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                   James M. Hennessy - President, CEO and COO
                            Joseph M. O'Donnell - CCO
                  Michael J. Roland - Executive Vice President
         Todd Modic - Senior Vice President, CFO and Assistant Secretary
                   Stanley D. Vyner - Executive Vice President
                  Kimberly A. Anderson - Senior Vice President
                     Robert S. Naka - Senior Vice President
                     Laurie M. Tillinghast - Vice President
                       Maria M. Anderson - Vice President
                           Huey P. Falgout - Secretary
                     Theresa K. Kelety - Assistant Secretary
                     Robin R. Nesbitt - Assistant Secretary
                  Robyn Ichilov - Vice President and Treasurer
                          Mary Gaston -- Vice President

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                         7337 EAST DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                  Michael J. Roland - Executive Vice President
             Lydia Homer - Senior Vice President, CFO and Treasurer
                       Todd Modic - Senior Vice President
                  Lauren D. Bensinger - Vice President and CCO
                  Peter Caldwell -Vice President and Controller
               Huey P. Falgout, Jr. - Vice President and Secretary
      Kimberly A. Anderson - Senior Vice President and Assistant Secretary
         Robert S. Naka - Senior Vice President and Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FINANCIAL ADVISERS, LLC
                              151 FARMINGTON AVENUE
                           HARTFORD, CONNECTICUT 06156

                                 NAME AND TITLE
                   Ronald R. Barhorst - President and Director
                       Allan Baker - Senior Vice President
                    Robert L. Francis - Senior Vice President
                    Shaun P. Mathews - Senior Vice President
                      Boyd G. Combs - Senior Vice President
                    Susan J. Stamm - Chief Financial Officer
                 Therese M. Squillacote - Vice President and CCO
               David S. Pendergrass - Vice President and Treasurer
                        Paula Cludray-Engelke - Secretary

                         PRINCIPAL EXECUTIVE OFFICERS OF
                      SALOMON BROTHERS ASSET MANAGEMENT INC
                                 399 PARK AVENUE
                               NEW YORK, NY 10022

                                 NAME AND TITLE
                 Peter J. Wilby - Director and Managing Director
                     Michael F. Rosenbaum - General Counsel
                    Andrew Beagley - Chief Compliance Officer
                           Evan L. Merberg - Director
                             Michael Even - Director
                           George Shively - Secretary
                          Scott Freidenrich - Treasurer

                                   APPENDIX D

              ADVISORY FEE RATES WITH FUNDS WITH SIMILAR INVESTMENT
                        OBJECTIVES ADVISED OR SUB-ADVISED
               BY SALOMON BROTHER ASSET MANAGEMENT INC. ("SABAM")

     The following table sets forth the name of each other investment company, with investment objectives similar to the Portfolio, for which SaBAM acts or as an investment adviser or sub-adviser, the annual rate of compensation, the net assets of the investment company, and advisory fees paid by each fund to SaBAM. All of the information below is given as of the end of the last fiscal year of each fund.

                                               ANNUAL COMPENSATION
                                               (AS A PERCENTAGE OF
                                                AVERAGE DAILY NET
FUND                      NET ASSETS ($)           ASSETS) (%)         ADVISORY FEES($)
----                     ----------------   ------------------------   ----------------
Salomon Brothers Large    $  5.5 million    First $1 billion - 0.750       $41,250
Cap Growth Fund                             Next $1 billion - 0.725
                                            Next $3 billion - 0.700
                                            Next $5 billion - 0.675
                                            Over $10 billion - 0.650

Smith Barney Large Cap    $  6.1 billion    Up to $5.0 billion - 0.750     $45,445,000
                                            Over $5.0 billion to
                                                 $7.5 billion - 0.725
                                            Over $7.5 billion to
                                                 $10 billion - 0.700
                                            Over $10 billion - 0.650
Growth Fund

Salomon Brothers          $ 17.6 million    First $1 billion - 0.750       $28,421
Variable Large Cap                          Next $1 billion - 0.725
Growth Fund                                 Next $3 billion - 0.700
                                            Next $5 billion - 0.675
                                            Over $10 billion - 0.650

USAZ Salomon Brothers     $222.3 million    0.45                           $1,000,350
Large Cap Growth Fund

WM Advisors Trust         $607.6 million    0.60                           $2,187,360
Growth Fund

WM Advisors Variable      $ 81.9 million    0.36                           $327,600
Trust Growth Fund

*    Reflects Management Fee after waivers.

           (ING LOGO)                                         ----------------------------------------------------------------------
           FUNDS                                                                    3 EASY WAYS TO VOTE YOUR PROXY
           7337 East Doubletree Ranch Road                    VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded
           Scottsdale, Arizona 85258-2034                     instructions.

                                                              VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.

                                                              VOTE BY MAIL: Check the appropriate boxes on the reverse side of the
                                                              Proxy Card, sign and date the Proxy Card and return in the envelope provided.
                                                              ----------------------------------------------------------------------
                                                              If you vote via phone or the Internet, you do not need to return your
                                                                                            Proxy Card.

999 999 999 999 99 (ARROW)
                                                                                                                  ING PARTNERS, INC.
                                                                        PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 2, 2006
ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby instructs Huey P. Falgout, Jr., Todd Modic and Theresa K. Kelety or one or more substitutes designated by them ("Proxies"), to vote the shares held by him or her at the Special Meeting of shareholders ("Special Meeting") of ING Salomon
Brothers Large Cap Growth Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona
85258-2034, on March 2, 2006, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s)
or postponement(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY CARD WILL BE VOTED "FOR" ALL
PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.


                                                                   (ARROW)  Please vote, sign and date this Proxy Card and return it in the enclosed envelope.

                                                                                       Date ______________________, 2006
                                                                     ______________________________________________________________
                                                                    |                                                              |
                                                                    |                                                              |
                                                                    |______________________________________________________________|
                                                                     Signature(s) (if held jointly)                (SIGN IN THE BOX)

                                                                     This Proxy Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some
                                                                     representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.
(ARROW)                                                                                        (ARROW)                ING Sal lcg fg






                                                    MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

                                                    OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!                       MIS to print this form in its current state.
PO# M 1394
ING FUNDS  #299                                     _____________________________________________________________________________
ING SALOMON BROS. LARGE CAP GROWTH FUND             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE
ORIGINAL 2-UP 1-10-06 KD
FRANK (ING SALOMON LARGE CAP GROWTH 2006 FG)
REVISION #1  1-11-06  KD
REVISION #2  1-18-06  KD

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.


                                      (ARROW)                                                                                (ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY
CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS

                                                                                           FOR         AGAINST        ABSTAIN


1.   To approve a new Sub-Advisory Agreement for the Portfolio between ING Life            [ ]           [ ]            [ ]
     Insurance and Annuity Company ("ILIAC"), the Portfolio's investment adviser, and Salomon Brothers Asset Management Inc, with no change in the investment adviser, sub-adviser or the overall advisory fee paid by the
     Portfolio; and


2.   To approve a "Manager-of-Managers" arrangement for the Portfolio to permit            [ ]           [ ]            [ ]
     ILIAC, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Directors of ING Partners, Inc., to enter into and materially amend agreements with unaffiliated sub- advisers without obtaining the approval of the Portfolio's shareholders



                                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.


(ARROW)                                                                                              ING Sal lcg fg          (ARROW)








                                                    MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

                                                    OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!                       MIS to print this form in its current state.
PO# M 1394
ING FUNDS  #299                                     _____________________________________________________________________________
ING SALOMON BROS. LARGE CAP GROWTH FUND             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE
ORIGINAL 2-UP 1-10-06 KD
FRANK (ING SALOMON LARGE CAP GROWTH 2006 FG)
REVISION #1  1-11-06  KD
REVISION #2  1-18-06  KD

           PROXY TABULATOR                                    ----------------------------------------------------------------------
           P. O. BOX 9112                                                           3 EASY WAYS TO VOTE YOUR PROXY
           FARMINGDALE, NY 11735                              VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

                                                              VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.

                                                              VOTE BY MAIL: Check the appropriate boxes on the reverse side of the
                                                              Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.
                                                              ----------------------------------------------------------------------
                                                              If you vote via phone or the Internet, you do not need to return your
                                                                                      Voting Instruction Card.

999 999 999 999 99 (ARROW)

FUND/INSURANCE COMPANY NAME PRINTS HERE                                             SPECIAL MEETING OF SHAREHOLDERS
FUND/INSURANCE COMPANY NAME PRINTS HERE                                             MARCH 2, 2006
FUND/INSURANCE COMPANY NAME PRINTS HERE                                             PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED
AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS. IF YOU FAIL TO RETURN THIS
VOTING INSTRUCTION FORM, THE COMPANY WILL VOTE ALL SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO ALL VOTING
INSTRUCTIONS FOR THE FUND ACTUALLY RECEIVED FROM CONTRACT OWNERS IN THE SEPARATE ACCOUNT, WHEN APPLICABLE. THE PROXIES VOTING
SHARES AT THE SPECIAL MEETING ON BEHALF OF THE INSURANCE COMPANY ARE AUTHORIZED TO VOTE, AT THEIR DISCRETION, UPON SUCH OTHER
BUSINESS AS MAY PROPERTY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.
OR POSTPONEMENT(S) THEREOF.



                                                                   (ARROW)  Voting Instruction Form must be dated below.


                                                                                       Date _______________________________________
                                                                     ______________________________________________________________
                                                                    |                                                              |
                                                                    |                                                              |
                                                                    |______________________________________________________________|
                                                                     Signature(s) (if held jointly)             (Please sign in box)

                                                                     NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE VOTING
                                                                     INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in the partnership name.

(ARROW)                                                                                        (ARROW)          VIC - ING lcg fg






                                                    MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

                                                    OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!                       MIS to print this form in its current state.
PO# N 1394 ING
ING FUNDS  #213                                     _____________________________________________________________________________
ING-SALOMON BROS. LARGE CAP GROWTH FUND             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE
VOTING INSTRUCTION CARD
ORIGINAL 2-UP 1-20-06 KD
FRANK (ING SALOMON LARGE CAP VIC 2006 FG)
REVISION #1  1-24-06  KD

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.


                                      (ARROW)                                                                                (ARROW)


TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY
CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


        THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS

                                                                                           FOR         AGAINST        ABSTAIN


1.   To approve a new Sub-Advisory Agreement for the Portfolio between ING Life            [ ]           [ ]            [ ]
     Insurance and Annuity Company ("ILIAC"), the Portfolio's investment adviser, and Salomon Brothers Asset Management Inc, with no change in the investment adviser, sub-adviser or the overall advisory fee paid by the
     Portfolio; and


2.   To approve a "Manager-of-Managers" arrangement for the Portfolio to permit            [ ]           [ ]            [ ]
     ILIAC, in its capacity as the Portfolio's investment adviser, subject to prior approval by the Board of Directors of ING Partners, Inc., to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders



                                             PLEASE SIGN AND DATE ON THE REVERSE SIDE.


(ARROW)                                                                                              VIC - ING  lcg fg       (ARROW)








                                                    MIS EDITS:       # OF CHANGES ___/___ PRF 1 ___  PRF 2 ____

                                                    OK TO PRINT AS IS* ____________ *By signing this form you are authorizing
LABEL BELOW FOR MIS USE ONLY!                       MIS to print this form in its current state.
PO# N 1394 ING
ING FUNDS  #213                                     _____________________________________________________________________________
ING-SALOMON BROS. LARGE CAP GROWTH FUND             SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE
VOTING INSTRUCTION CARD
ORIGINAL 2-UP 1-20-06 KD
FRANK (ING SALOMON LARGE CAP VIC 2006 FG)
REVISION #1  1-24-06  KD